UNITED STATES COMMODITY FUNDS LLC

Sponsor of the United States Copper Index Fund

March 25, 2021

Dear United States Copper Index Fund Investor,

Enclosed with this letter is your copy of the 2020 financial statements for the United States Copper Index Fund (ticker symbol “CPER”), a series of the United States Commodity Index Funds Trust (the “Trust”). The United States Commodity Index Fund (“USCI”), an additional series of the Trust, is also included in these statements. We have mailed this statement to all investors in CPER who held shares as of December 31, 2020 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current United States Commodity Funds LLC (“USCF”) Privacy Policy applicable to CPER. Additional information concerning CPER’s 2020 results may be found by referring to the Trust’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to USCF’s website at www.uscfinvestments.com. You may also call USCF at 1-800-920-0259 to speak to a representative and request additional material, including a current CPER Prospectus.

USCF is the sponsor of CPER. USCF is also the general partner or sponsor and operator of several other commodity-based exchange-traded funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Commodity Index Fund	(ticker symbol: USCI)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)
United States Gasoline Fund, LP	(ticker symbol: UGA)
United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)

Information about these other funds is contained within the Form 10-K as well as in the current CPER Prospectus. Investors in CPER who wish to receive additional information about these other funds may do so by going to the USCF website at www.uscfinvestments.com.

You may also call USCF at 1-800-920-0259 to request additional information.

Thank you for your continued interest in CPER.

Regards,

/s/ John P. Love

John P. Love

President and Chief Executive Officer

United States Commodity Funds LLC

*This letter is not an offer to buy or sell securities. Investment in CPER or any other funds should be made only after reading such fund’s prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

UNITED STATES COMMODITY FUNDS LLC

PRIVACY POLICY

Effective Date: January 1, 2020

Last Updated: December 18, 2019

Introduction

This document sets forth the Privacy Policy of (i) the United States Commodity Funds LLC (the “Company”), (ii) each of the statutory trusts for which the Company serves as sponsor, the United States Commodity Index Funds Trust (the “Index Funds Trust”) and the USCF Funds Trust (together with the Index Funds Trust, the “Trusts”), and (iii) each of the funds for which the Company serves as the general partner or as sponsor as set forth in Appendix A, which may be amended from time to time (each a “Fund” and together, the “Funds”), relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy covers the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trusts may collect or have access to nonpublic personal information about Fund shareholders. Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

“Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company, the Trusts and the Funds may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company, the Trusts and the Funds do not sell or rent investor information of the Funds. The Company, the Trusts and the Funds only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company, the Trusts and the Funds may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trusts or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and

•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company, the Trusts or the Funds of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company, the Trusts and the Funds holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company, the Trusts and the Funds maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company, the Trusts and the Funds share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company, the Trusts and the Funds applies to both current and former Fund investors. The Company, the Trusts and the Funds will only disclose nonpublic personal information about a former investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm- Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company, the Trusts and the Funds may modify or amend this Privacy Policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

APPENDIX A

UNITED STATES COMMODITY FUNDS LLC,

GENERAL PARTNER OF

UNITED STATES OIL FUND, LP

UNITED STATES NATURAL GAS FUND, LP

UNITED STATES 12 MONTH OIL FUND, LP

UNITED STATES GASOLINE FUND, LP

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

UNITED STATES BRENT OIL FUND, LP

AND

SPONSOR OF

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

EACH A SERIES OF

UNITED STATES COMMODITY INDEX FUNDS TRUST

UNITED STATES COMMODITY FUNDS LLC

UNITED STATES COMMODITY INDEX FUNDS TRUST

USCF FUNDS TRUST

EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS

GENERAL PARTNER OR SPONSOR

Privacy Notice

FACTS	WHAT DO UNITED STATES COMMODITY FUNDS LLC (THE “COMPANY”), THE UNITED STATES COMMODITY INDEX FUNDS TRUST AND THE USCF FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) AND EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS GENERAL PARTNER OR SPONSOR (EACH A “FUND” AND TOGETHER, THE “FUNDS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•         Social Security number

•         account balances

•         account transactions

•         transaction history

•         wire transfer instructions

•         checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-510-522-9600 or go to www.uscfinvestments.com

UNITED STATES COMMODITY FUNDS LLC

UNITED STATES COMMODITY INDEX FUNDS TRUST

USCF FUNDS TRUST

EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS

GENERAL PARTNER OR SPONSOR

Privacy Notice

What we do
How do the Company, the Trusts and the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company, the Trusts and the Funds collect my personal information?

We collect your personal information, for example, when you

■         open an account

■         provide account information

■         give us your contact information

■         make a wire transfer

■         tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■         sharing for affiliates’ everyday business purposes - information about your creditworthiness

■         affiliates from using your information to market to you

■         sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■        Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as USCF Advisers LLC

Non-affiliates

Companies not related by common ownership or control. They can be financial and non- financial companies.

■        The Company, the Trusts and the Funds do not share with non-affiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company, the Trusts and the Funds do not conduct joint marketing.

UNITED STATES COPPER INDEX FUND

FINANCIAL STATEMENTS

For the years ended December 31, 2020, 2019 and 2018

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Shareholders of the United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2020, 2019 and 2018 is accurate and complete.

By United States Commodity Funds LLC, as Sponsor

By:	/s/ John P. Love
John P. Love
President & Chief Executive Officer of United States Commodity Funds LLC
On behalf of United States Copper Index Fund

Spicer Jeffries LLp

Certified Public Accountants

4601 DTC BOULEVARD • SUITE 700

DENVER, COLORADO 80237

TELEPHONE: (303) 753-1959

FAX: (303) 753-0338

www.spicerjeffries.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor and Shareholders of

United States Copper Index Fund, a series of the United States Commodity Index Funds Trust

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying statements of financial condition of United States Copper Index Fund (the “Fund”), a series of the United States Commodity Index Funds Trust (the “Trust”) as of December 31, 2020 and 2019, including the schedule of investments as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). We also have audited the Fund’s internal control over financial reporting as of December 31, 2020, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States Copper Index Fund as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Fund maintained, in all material respects, effective internal control over financial reporting as of December 31, 2020 based on criteria established in Internal Control — Integrated Framework (2013) issued by COSO.

Basis for Opinion

The Fund’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Fund’s financial statements and an opinion on the Fund’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A Fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A Fund’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of management and directors of the Fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

We have served as the Trust’s auditor since 2009.

Denver, Colorado
February 26, 2021

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2020 and December 31, 2019

United States Commodity Index Fund

	December 31, 2020	December 31, 2019

Assets
Cash and cash equivalents (at cost $103,318,538 and $163,036,680, respectively) (Notes 2 and 6)	$103,318,538	$163,036,680
Equity in trading accounts:
Cash and cash equivalents (at cost $554,470 and $27,277,314, respectively)	554,470	27,277,314
Unrealized gain (loss) on open commodity futures contracts	7,293,344	2,138,868
Dividends receivable	2,379	25,510
Prepaid insurance*	5,212	20,198
ETF transaction fees receivable	—	350

Total Assets	$111,173,943	$192,498,920

Liabilities and Capital
Payable for shares redeemed	$—	$1,843,700
Management fees payable (Note 4)	72,934	142,699
Professional fees payable	312,461	571,822
Brokerage commissions payable	3,955	33,805
Directors’ fees payable*	1,525	11,412

Total Liabilities	390,875	2,603,438

Commitments and Contingencies (Notes 4, 5 & 6)

Capital
Sponsor	—	—
Shareholders	110,783,068	189,895,482
Total Capital	110,783,068	189,895,482

Total Liabilities and Capital	$111,173,943	$192,498,920

Shares outstanding	3,400,000	5,150,000
Net asset value per share	$32.58	$36.87
Market value per share	$32.67	$36.90

*	Certain prior year amounts have been reclassified for consistency with the current presentation.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2020 and December 31, 2019

United States Copper Index Fund

	December 31, 2020	December 31, 2019
Assets
Cash and cash equivalents (at cost $62,333,565 and $6,699,854, respectively) (Notes 2 and 6)	$62,333,565	$6,699,854
Equity in trading accounts:
Cash and cash equivalents (at cost $— and $399,050, respectively)	—	399,050
Unrealized gain (loss) on open commodity futures contracts	4,296,063	346,250
Receivable from Sponsor (Note 4)	58,202	67,629
Dividends receivable	1,315	1,363
Interest receivable	6	125
Prepaid insurance*	228	253

Total Assets	$66,689,379	$7,514,524

Liabilities and Capital
Payable due to Broker	$1,428,240	$429,967
Management fees payable (Note 4)	31,116	4,647
Professional fees payable	61,244	64,311
Directors’ fees payable*	5,075	222

Total Liabilities	1,525,675	499,147

Commitments and Contingencies (Notes 4, 5 & 6)

Capital
Sponsor	—	—
Shareholders	65,163,704	7,015,377
Total Capital	65,163,704	7,015,377

Total Liabilities and Capital	$66,689,379	$7,514,524

Shares outstanding	3,000,000	400,000
Net asset value per share	$21.72	$17.54
Market value per share	$21.73	$17.54

*	Certain prior year amounts have been reclassified for consistency with the current presentation.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2020 and December 31, 2019*

USCF Crescent Crypto Index Fund

	December 31, 2020*	December 31, 2019*
Assets
Cash (at cost $0 and $1,000, respectively) (Notes 2 and 6)	$—	$1,000

Total Assets	$—	$1,000

Commitments and Contingencies (Notes 4, 5 & 6)

Capital
Sponsor	$—	$1,000
Shareholders	—	—
Total Capital	—	1,000

Total Liabilities and Capital	$—	$1,000

*	The Sponsor contributed $1,000 on May 8, 2019. As of June 25, 2020, the Fund had withdrawn its registration.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2020 and December 31, 2019

United States Commodity Index Funds Trust

	December 31, 2020	December 31, 2019
Assets
Cash and cash equivalents (at cost $165,652,103 and $169,737,534, respectively) (Notes 2 and 6)	$165,652,103	$169,737,534
Equity in trading accounts:
Cash and cash equivalents (at cost $554,470 and $27,676,364, respectively)	554,470	27,676,364
Unrealized gain (loss) on open commodity futures contracts	11,589,407	2,485,118
Receivable from Sponsor (Note 4)	58,202	67,629
Dividends receivable	3,694	26,873
Interest receivable	6	125
Prepaid insurance*	5,440	20,451
ETF transaction fees receivable	—	350

Total Assets	$177,863,322	$200,014,444

Liabilities and Capital
Payable due to Broker	$1,428,240	$429,967
Payable for shares redeemed	—	1,843,700
Management fees payable (Note 4)	104,050	147,346
Professional fees payable	373,705	636,133
Brokerage commissions payable	3,955	33,805
Directors’ fees payable*	6,600	11,634

Total Liabilities	1,916,550	3,102,585

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	1,000
Shareholders	175,946,772	196,910,859
Total Capital	175,946,772	196,911,859

Total Liabilities and Capital	$177,863,322	$200,014,444

Shares Outstanding	6,400,000	5,550,000

*	Certain prior year amounts have been reclassified for consistency with the current presentation.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2020

United States Commodity Index Fund

	Notional Amount	Number of Contracts	Fair Value/Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Commodity Futures Contracts - Long
United States Contracts
NYMEX Natural Gas Futures NG March 2021 contracts, expiring February 2021	$8,128,590	334	$308,250	0.28
ICE Cocoa Futures CC March 2021 contracts, expiring March 2021	8,303,630	304	(390,510)	(0.35)
COMEX Silver Futures SI March 2021 contracts, expiring March 2021	7,042,375	59	749,165	0.68
NYMEX Heating Oil Futures HO April 2021 contracts, expiring March 2021	7,791,651	125	5,124	— †
COMEX Gold 100 OZ Futures GC April 2021 contracts, expiring April 2021	7,758,200	41	30,160	0.03
ICE Sugar#11 Futures SB May 2021 contracts, expiring April 2021	7,163,858	488	859,643	0.77
CBOT Soybean Meal Futures SM May 2021 contracts, expiring May 2021	6,296,440	190	1,748,160	1.58
CBOT Soybean Oil Futures S July 2021 contracts, expiring July 2021	7,279,022	325	704,278	0.63
CBOT Wheat Futures W July 2021 contracts, expiring July 2021	7,652,800	256	388,800	0.35
COMEX Copper Futures HG July 2021 contracts, expiring July 2021	6,688,013	87	982,125	0.89
CBOT Soybean Futures S November 2021 contracts, expiring November 2021	6,864,138	144	1,140,462	1.03
NYMEX RBOB Gasoline Futures RB December 2021 contracts, expiring November 2021	7,388,836	140	527,407	0.48
Foreign Contracts
LME Aluminum Futures LA February 2021 contracts, expiring February 2021*	7,649,268	154	(45,518)	(0.04)
LME Tin Futures LT February 2021 contracts, expiring February 2021	7,875,360	77	(11,927)	(0.01)
LME Tin Futures LT June 2021 contracts, expiring June 2021	7,499,520	84	1,008,840	0.91
LME Zinc Futures LX July 2021 contracts, expiring July 2021	7,747,579	111	(69,626)	(0.07)
Open Commodity Futures Contracts - Short**
Foreign Contracts
LME Tin Futures LT June 2021 contracts, expiring June 2021*	(7,833,693)	84	(674,667)	(0.61)
LME Zinc Futures LX July 2021 contracts, expiring July 2021*	(7,711,131)	111	33,178	0.03
Total Open Futures Contracts*	$103,584,456	3,114	$7,293,344	6.58

	Shares/Principal		% of Partners’
	Amount	Market Value	Capital
Cash Equivalents
United States Money Market Funds
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Share Class, 0.03%#	93,191,263	$93,191,263	84.12
RBC U.S. Government Money Market Fund - Institutional Share Class, 0.02%#	10,125,614	10,125,614	9.14
Total United States Money Market Funds		$103,316,877	93.26

†Represents less than 0.005%.

#Reflects the 7-day yield at December 31, 2020.

*Collateral amounted to $554,470 on open commodity futures contracts.

**All short contracts are offset by long positions in Commodity Futures Contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2019

United States Commodity Index Fund

	Notional Amount	Number of Contracts	Value/Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts – Long
Foreign Contracts
LME Aluminum Futures LA January 2020 contracts, expiring January 2020	$15,995,580	366	$376,058	0.20
LME Zinc Futures LX January 2020 contracts, expiring January 2020	15,870,949	276	(132,049)	(0.07)
ICE Brent Crude Oil Futures CO April 2020 contracts, expiring February 2020	13,346,390	206	103,350	0.05
LME Nickel Futures LN March 2020 contracts, expiring March 2020	18,627,141	189	(2,724,217)	(1.43)
LME Zinc Futures LX April 2020 contracts, expiring April 2020	13,770,894	240	(152,394)	(0.08)
ICE Gas Oil Futures QS June 2020 contracts, expiring June 2020	13,567,750	225	(140,875)	(0.07)
LME Tin Futures LT August 2020 contracts, expiring August 2020	13,567,282	159	66,633	0.03
	104,745,986	1,661	(2,603,494)	(1.37)
United States Contracts
CME Lean Hogs Futures LH February 2020 contracts, expiring February 2020	14,783,310	480	(1,069,710)	(0.56)
ICE Coffee-C Futures KC March 2020 contracts, expiring March 2020	12,630,543	285	1,231,144	0.65
COMEX Copper Futures HG May 2020 contracts, expiring March 2020	13,502,275	191	(146,600)	(0.08)
COMEX Silver Futures SI March 2020 contracts, expiring March 2020	13,642,920	151	(112,565)	(0.06)
NYMEX Platinum Futures PL April 2020 contracts, expiring April 2020	12,884,950	284	999,810	0.53
NYMEX Heating Oil Futures HO June 2019 contracts, expiring May 2020	12,441,702	162	971,023	0.51
CBOT Soybean Futures S July 2020 contracts, expiring July 2020	12,152,022	644	1,511,082	0.79
NYMEX WTI Crude Oil Futures CL September 2020 contracts, expiring August 2020	12,753,250	233	707,160	0.37
NYMEX RBOB Gasoline Futures RB December 2020 contracts, expiring November 2020	12,941,981	201	429,303	0.23
	117,732,953	2,631	4,520,647	2.38
Open Futures Contracts - Short*
Foreign Contracts
LME Aluminum Futures LA January 2020 contracts, expiring January 2020	(16,436,388)	366	62,933	0.03
LME Zinc Futures LX January 2020 contracts, expiring January 2020	(15,888,926)	276	148,154	0.08
LME Nickel Futures LN March 2020 contracts, expiring March 2020	(2,619,888)	31	10,628	0.01
	(34,945,202)	673	221,715	0.12
Total Open Futures Contracts**	$187,533,737	4,965	$2,138,868	1.13

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2019

United States Commodity Index Fund (continued)

	Principal	Market	% of
	Amount	Value	Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.91%, 1/02/2020	$12,000,000	$11,999,368	6.32
2.03%, 1/09/2020	16,000,000	15,992,853	8.42
1.75%, 1/16/2020	15,000,000	14,989,115	7.89
2.04%, 1/23/2020	5,000,000	4,993,837	2.63
2.02%, 1/30/2020	26,000,000	25,958,153	13.67
1.54%, 2/20/2020	15,000,000	14,968,125	7.88
1.70%, 3/26/2020	20,000,000	19,920,194	10.49
1.64%, 4/09/2020	10,000,000	9,955,175	5.24
1.60%, 4/16/2020	15,000,000	14,929,775	7.86
1.59%, 4/30/2020	9,000,000	8,952,750	4.72
1.55%, 5/21/2020	15,000,000	14,909,819	7.85
1.53%, 6/04/2020	10,000,000	9,934,556	5.23
1.54%, 6/18/2020	2,000,000	1,985,635	1.05
Total Treasury Obligations		169,489,355	89.25

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	3,900,000	3,900,000	2.05
Goldman Sachs Financial Square Funds - Government Fund - Class FS	10,000,000	10,000,000	5.27
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	5,600,000	5,600,000	2.95
Total Money Market Funds		19,500,000	10.27
Total Cash Equivalents		$188,989,355	99.52

*   All short contracts are offset by long positions in Futures Contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).

** Collateral amounted to $27,277,314 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2020

United States Copper Index Fund

	Notional Amount	Number of Contracts	Fair Value/Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2021 contracts, expiring March 2021*	$60,893,412	741	$4,296,063	6.59

	Shares/Principal		% of Partners’
	Amount	Market Value	Capital
Cash Equivalents
United States Money Market Funds
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Share Class, 0.03%#	61,077,408	$61,077,408	93.73
RBC U.S. Government Money Market Fund - Institutional Share Class, 0.02%#	1,255,379	1,255,379	1.93
Total United States Money Market Funds		$62,332,787	95.66

#Reflects the 7-day yield at December 31, 2020.

*Collateral amounted to $3,423,420 on open commodity futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2019

United States Copper Index Fund

	Notional Amount	Number of Contracts	Value/Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG May 2020 contracts, expiring May 2020*	$6,672,500	100	$346,250	4.94

	Principal	Market
	Amount	Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.88%, 1/02/2020	$200,000	$199,990	2.85
2.03%, 1/09/2020	50,000	49,978	0.71
1.82%, 1/16/2020	400,000	399,700	5.70
1.63%, 1/23/2020	350,000	349,652	4.98
1.69%, 1/30/2020	450,000	449,391	6.41
1.67%, 2/06/2020	250,000	249,585	3.56
1.87%, 2/13/2020	300,000	299,335	4.27
1.85%, 2/20/2020	400,000	398,981	5.69
1.66%, 2/27/2020	300,000	299,216	4.27
1.80%, 3/26/2020	700,000	697,046	9.94
1.64%, 4/09/2020	250,000	248,879	3.55
1.60%, 4/16/2020	500,000	497,659	7.09
1.52%, 4/23/2020	400,000	398,104	5.67
1.59%, 4/30/2020	300,000	298,425	4.25
1.54%, 5/07/2020	300,000	298,386	4.25
1.55%, 5/14/2020	400,000	397,707	5.67
1.55%, 5/21/2020	500,000	496,994	7.08
1.58%, 5/28/2020	300,000	298,064	4.25
1.54%, 6/18/2020	150,000	148,926	2.12
Total Treasury Obligations		6,476,018	92.31

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio	15,000	15,000	0.21
Goldman Sachs Financial Square Funds - Government Fund - Class FS	605,000	605,000	8.63
Total Money Market Funds		620,000	8.84
Total Cash Equivalents		$7,096,018	101.15

*	Collateral amounted to $399,050 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2020, 2019 and 2018

United States Commodity Index Fund

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed commodity futures contracts	$(30,357,891)	$(29,144,478)	$(54,710,680)
Change in unrealized gain (loss) on open commodity futures contracts	5,154,476	16,626,852	(21,360,954)
Realized gain (loss) on short-term investments	17,668	—	—
Dividend income	103,927	445,188	409,565
Interest income*	945,829	7,449,252	9,827,503
ETF transaction fees	8,750	26,950	26,600

Total Income (Loss)	$(24,127,241)	$(4,596,236)	$(65,807,966)

Expenses
Management fees (Note 4)	$1,035,884	$2,778,400	$4,645,618
Professional fees	209,660	476,864	685,742
Brokerage commissions	130,772	453,997	539,884
Directors’ fees and insurance	48,135	108,435	91,761
Total Expenses	$1,424,451	$3,817,696	$5,963,005
Net Income (Loss)	$(25,551,692)	$(8,413,932)	$(71,770,971)
Net Income (Loss) per share	$(4.29)	$(0.62)	$(4.99)
Net Income (Loss) per weighted average share	$(5.83)	$(0.91)	$(5.21)
Weighted average shares outstanding	4,381,644	9,286,164	13,764,384

*	Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2020, 2019 and 2018

United States Copper Index Fund

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed commodity futures contracts	$3,547,675	$(1,134,850)	$(1,318,188)
Change in unrealized gain (loss) on open commodity futures contracts	3,949,813	1,249,725	(1,785,413)
Realized gain (loss) on short-term investments	—	59	—
Dividend income	12,573	24,418	13,343
Interest income*	44,627	209,278	187,804
ETF transaction fees	13,304	6,300	4,550

Total Income (Loss)	$7,567,992	$354,930	$(2,897,904)

Expenses
Management fees (Note 4)	$133,784	$68,586	$79,916
Professional fees	75,614	75,053	61,767
Brokerage commissions	6,587	6,082	5,181
Directors’ fees and insurance	6,874	2,320	2,100
Total Expenses	222,859	$152,041	$145,964
Expense waiver (Note 4)	(58,202)	(67,628)	(51,300)
Net Expenses	164,657	84,413	94,664
Net Income (Loss)	$7,403,335	$270,517	$(2,992,568)
Net Income (Loss) per share	$4.18	$1.10	$(4.61)
Net Income (Loss) per weighted average share	$6.66	$0.44	$(4.70)
Weighted average shares outstanding	1,111,507	615,753	636,986

*	Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the year ended December 31, 2020 and the period ended December 31, 2019

USCF Crescent Crypto Index Fund

	Year ended December 31, 2020*	Period ended December 31, 2019*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed commodity futures contracts	$—	$—
Change in unrealized gain (loss) on open commodity futures contracts	—	—
Realized gain (loss) on short-term investments	—	—
Dividend income	—	—
Interest income*	—	—
ETF transaction fees	—	—

Total Income (Loss)	$—	$—

Expenses
Management fees (Note 4)	$—	$—
Professional fees	—	—
Brokerage commissions	—	—
Directors’ fees and insurance	—	—
Total Expenses	$—	$—
Net Income (Loss)	$—	$—
Net Income (Loss) per share	$—	$—
Net Income (Loss) per weighted average share	$—	$—
Weighted average shares outstanding	—	—

*     The Sponsor contributed $1,000 on May 8, 2019. As of June 25, 2020, the Fund had withdrawn its registration.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2020, 2019 and 2018*

United States Commodity Index Funds Trust

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed commodity futures contracts	$(26,810,216)	$(30,279,328)	$(56,209,907)
Change in unrealized gain (loss) on open commodity futures contracts	9,104,289	17,876,577	(23,145,242)
Realized gain (loss) on foreign currency transactions	—	—	51
Realized gain (loss) on short-term investments	17,668	59	(286)
Change in unrealized gain (loss) on foreign currency translations	—	—	(13)
Dividend income	116,500	469,606	425,685
Interest income†	990,456	7,658,530	10,030,763
ETF transaction fees	22,054	33,250	31,150

Total Income (Loss)	$(16,559,249)	$(4,241,306)	$(68,867,799)

Expenses
Management fees (Note 4)	$1,169,668	$2,846,986	$4,730,151
Professional fees	285,274	551,917	773,654
Brokerage commissions	137,359	460,079	546,563
Directors’ fees and insurance	55,009	110,755	94,778
Total Expenses	$1,647,310	$3,969,737	$6,145,146
Expense waiver (Note 4)	(58,202)	(67,628)	(77,884)
Net Expenses	$1,589,108	$3,902,109	$6,067,262
Net Income (Loss)	$(18,148,357)	$(8,143,415)	$(74,935,061)

*     The operations include the activity of United States Agriculture Index Fund (“USAG”) through September 12, 2018, the date of liquidation.

†     Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2020, 2019 and 2018

United States Commodity Index Fund

	Shareholders*
	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2020	2019	2018
Balances at beginning of year	$189,895,482	$463,042,508	$501,241,910
Addition of 650,000, – and 4,250,000 shares, respectively	18,654,333	—	183,685,233
Redemption of (2,400,000), (7,200,000) and (3,700,000) shares, respectively	(72,215,055)	(264,733,094)	(150,113,664)
Net income (loss)	(25,551,692)	(8,413,932)	(71,770,971)
Balances at end of year	$110,783,068	$189,895,482	$463,042,508

*  Sponsors’ shares outstanding and capital for the periods presented were zero.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2020, 2019 and 2018

United States Copper Index Fund

	Shareholders*
	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2020	2019	2018
Balances at beginning of year	$7,015,377	$11,504,895	$12,629,903
Addition of 3,300,000, 400,000 and 450,000 shares, respectively	63,394,859	7,152,775	8,406,522
Redemption of (700,000), (700,000) and (350,000) shares, respectively	(12,649,867)	(11,912,810)	(6,538,962)
Net income (loss)	7,403,335	270,517	(2,992,568)
Balances at end of year	$65,163,704	$7,015,377	$11,504,895

*  Sponsors’ shares outstanding and capital for the periods presented were zero.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the year ended December 31, 2020 and the period ended December 31, 2019**

USCF Crescent Crypto Index Fund

	Sponsor*
	Year ended	Period ended
	December 31, 2020**	December 31, 2019**

Balances at beginning of period	$1,000	$—
Addition of - and - shares, respectively	—	1,000
Redemption of -, and - shares, respectively	(1,000)	—
Net income (loss)	—	—
Balances at end of period	$—	$1,000

* Shareholders’ shares outstanding and capital for the periods presented were zero.

** The Sponsor contributed $1,000 on May 8, 2019. As of June 25, 2020, the Fund had withdrawn its registration.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2020, 2019 and 2018†

United States Commodity Index Funds Trust

	Shareholders*
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018†
Balances at beginning of year	$196,910,859	$474,547,403	$515,622,796
Addition of 3,950,000, 400,000 and 4,700,000 shares	82,049,192	7,152,775	192,091,755
Redemption of (3,100,000), (7,900,000) and (4,150,000) shares	(84,864,922)	(276,645,904)	(158,232,087)
Net income (loss)	(18,148,357)	(8,143,415)	(74,935,061)

Balances at end of year	$175,946,772	$196,910,859	$474,547,403

*  Sponsors’ shares outstanding and capital for the years ending December 31, 2018 and 2019 were zero and $1,000, respectively. Sponsors’ shares outstanding and capital for the year ending December 31, 2020 were zero and $-, respectively.

† The operations include the activity of United States Agriculture Index Fund (“USAG”) through September 12, 2018, the date of liquidation.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2020, 2019 and 2018

United States Commodity Index Fund

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
Cash Flows from Operating Activities:
Net income (loss)	$(25,551,692)	$(8,413,932)	$(71,770,971)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) Decrease in short-term investments	—	—	71,291,769
Change in unrealized (gain) loss on open commodity futures contracts	(5,154,476)	(16,626,852)	21,360,954
(Increase) decrease in dividends receivable	23,131	(15,527)	(9,983)
(Increase) decrease in interest receivable	—	4,224	9,374
(Increase) decrease in prepaid insurance*	14,986	21,039	(35,991)
(Increase) decrease in ETF transaction fees receivable	350	(350)	350
Increase (decrease) in Management fees payable	(69,765)	(224,947)	41,641
Increase (decrease) in professional fees payable	(259,361)	(32,474)	64,879
Increase (decrease) in brokerage commissions payable	(29,850)	(9,500)	—
Increase (decrease) in directors’ fees payable*	(9,887)	(7,506)	8,176
Net cash provided by (used in) operating activities	(31,036,564)	(25,305,825)	20,960,198

Cash Flows from Financing Activities:
Addition of shares	18,654,333	—	183,685,233
Redemption of shares	(74,058,755)	(262,889,394)	(152,234,093)
Net cash provided by (used in) financing activities	(55,404,422)	(262,889,394)	31,451,140

Net Increase (Decrease) in Cash and Cash Equivalents	(86,440,986)	(288,195,219)	52,411,338

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	190,313,994	478,509,213	426,097,875
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$103,873,008	$190,313,994	$478,509,213

Components of Cash and Cash Equivalents:
Cash and cash equivalents	$103,318,538	$163,036,680	$427,657,030
Equity in Trading Accounts:
Cash and cash equivalents	554,470	27,277,314	50,852,183
Total Cash, Cash Equivalents and Equity in Trading Accounts	$103,873,008	$190,313,994	$478,509,213

*     Certain prior year amounts have been reclassified for consistency with the current presentation.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2020, 2019 and 2018

United States Copper Index Fund

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
Cash Flows from Operating Activities:
Net income (loss)	$7,403,335	$270,517	$(2,992,568)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) Decrease in short-term investments	—	295,216	1,880,591
Change in unrealized (gain) loss on open commodity futures contracts	(3,949,813)	(1,249,725)	1,785,413
(Increase) decrease in receivable from Sponsor	9,427	(16,330)	(11,146)
(Increase) decrease in dividends receivable	48	(7)	(1,356)
(Increase) decrease in interest receivable	119	96	915
(Increase) decrease in prepaid insurance*	25	(50)	19
(Increase) decrease in ETF transaction fees receivable	—	—	350
Increase (decrease) in payable due to Broker	998,273	429,967	(442,429)
Increase (decrease) in Management fees payable	26,469	(1,466)	831
Increase (decrease) in professional fees payable	(3,067)	14,511	885
Increase (decrease) in directors’ fees payable*	4,853	(34)	69
Net cash provided by (used in) operating activities	4,489,669	(257,305)	221,574

Cash Flows from Financing Activities:
Addition of shares	63,394,859	7,152,775	10,511,457
Redemption of shares	(12,649,867)	(11,912,810)	(6,538,962)
Net cash provided by (used in) financing activities	50,744,992	(4,760,035)	3,972,495

Net Increase (Decrease) in Cash and Cash Equivalents	55,234,661	(5,017,340)	4,194,069

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	7,098,904	12,116,244	7,922,175
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$62,333,565	$7,098,904	$12,116,244

Components of Cash and Cash Equivalents:
Cash and cash equivalents	$62,333,565	$6,699,854	$10,753,786
Equity in Trading Accounts:
Cash and cash equivalents	—	399,050	1,362,458
Total Cash, Cash Equivalents and Equity in Trading Accounts	$62,333,565	$7,098,904	$12,116,244

*     Certain prior year amounts have been reclassified for consistency with the current presentation.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the year ended December 31, 2020 and the period ended December 31, 2019

USCF Crescent Crypto Index Fund

	Year ended	Period ended
	December 31, 2020*	December 31, 2019*
Cash Flows from Financing Activities:
Addition of shares	$—	$1,000
Redemption of shares	(1,000)	—
Net cash provided by (used in) financing activities	(1,000)	1,000

Net Increase (Decrease) in Cash and Cash Equivalents	(1,000)	1,000

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of period	1,000	—
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of period	$—	$1,000

Components of Cash and Cash Equivalents:
Cash and cash equivalents	$—	$1,000
Equity in Trading Accounts:
Cash and cash equivalents	—	—
Total Cash, Cash Equivalents and Equity in Trading Accounts	$—	$1,000

* The Sponsor contributed $1,000 on May 8, 2019. As of June 25, 2020, the Fund had withdrawn its registration.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2020, 2019 and 2018*

United States Commodity Index Funds Trust

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018*
Cash Flows from Operating Activities:
Net income (loss)	(18,148,357)	(8,143,415)	(74,935,061)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) Decrease in short-term investments	—	295,216	73,468,910
Change in unrealized (gain) loss on open commodity futures contracts	(9,104,289)	(17,876,577)	23,145,242
(Increase) decrease in receivable from Sponsor	9,427	(16,330)	34,387
(Increase) decrease in dividends receivable	23,179	(15,534)	(11,339)
(Increase) decrease in interest receivable	119	4,320	10,558
(Increase) decrease in prepaid insurance†	15,011	20,989	(35,750)
(Increase) decrease in ETF transaction fees receivable	350	(350)	700
Increase (decrease) in payable due to Broker	998,273	429,967	(442,429)
Increase (decrease) in Management fees payable	(43,296)	(226,413)	40,440
Increase (decrease) in professional fees payable	(262,428)	(17,963)	20,887
Increase (decrease) in brokerage commissions payable	(29,850)	(9,500)	—
Increase (decrease) in directors’ fees payable†	(5,034)	(7,540)	8,206
Net cash provided by (used in) operating activities	(26,546,895)	(25,563,130)	21,304,751

Cash Flows from Financing Activities:
Addition of shares	82,049,192	7,153,775	194,196,690
Redemption of shares	(86,709,622)	(274,802,204)	(160,352,516)
Net cash provided by (used in) financing activities	(4,660,430)	(267,648,429)	33,844,174

Net Increase (Decrease) in Cash and Cash Equivalents	(31,207,325)	(293,211,559)	55,148,925

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	197,413,898	490,625,457	435,476,532
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	166,206,573	197,413,898	490,625,457

Components of Cash and Cash Equivalents:
Cash and cash equivalents	165,652,103	169,737,534	438,410,816
Equity in Trading Accounts:
Cash and cash equivalents	554,470	27,676,364	52,214,641
Total Cash, Cash Equivalents and Equity in Trading Accounts	166,206,573	197,413,898	490,625,457

*     The operations include the activity of United States Agriculture Index Fund (“USAG”) through September 12, 2018, the date of liquidation.

†     Certain prior year amounts have been reclassified for consistency with the current presentation.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Notes to Financial Statements

For the years ended December 31, 2020, 2019 and 2018

NOTE 1 - ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”), a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, and the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011. A new series of the Trust, the USCF Crescent Crypto Index Fund (“XBET”) was formed on May 7, 2019. A registration statement that had been previously filed for XBET was withdrawn on June 25, 2020.

USCI and CPER each issue shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (“NYSE Arca”), and, until September 6, 2018, the United States Agriculture Index Fund (“USAG”) issued shares that were purchased and sold on NYSE Arca. USCI and CPER are collectively referred to herein as the “Trust Series.” The Trust, and each of its series operates pursuant to the Fourth Amended and Restated Declaration of Trust and Trust Agreement dated as of December 15, 2017 (the “Trust Agreement”). United States Commodity Funds LLC (“USCF”) is the sponsor of the Trust and each of its series and is also responsible for the management of the Trust and each of its series. For purposes of the financial statement presentation, unless specified otherwise, all references will be to the Trust Series.

USCF has the power and authority to establish and designate one or more series and to issue shares thereof, from time to time as it deems necessary or desirable. USCF has exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Trust Series will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Separate and distinct records must be maintained for each Trust Series and the assets associated with a Trust Series must be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Trust Series. Each Trust Series is separate from all other Trust Series created as series of the Trust in respect of the assets and liabilities allocated to that Trust Series and represents a separate investment portfolio of the Trust.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of shares and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series have a fiscal year ending on December 31.

USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”) and the United States Gasoline Fund, LP (“UGA”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007 and “UGA” on February 26, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s and UGA’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively.

USO, UNG, UGA, UNL, USL, BNO, USCI and CPER are referred to collectively herein as the “Related Public Funds.”

Effective as of May 1, 2012, each of USCI and CPER issue shares to certain authorized purchasers (“Authorized Participants”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to May 1, 2012, each of USCI and CPER issued shares to Authorized Participants by offering baskets consisting of 100,000 shares through the Marketing Agent. The purchase price for a Creation Basket is based upon the net asset value (“NAV”) of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

Authorized Participants pay each Trust Series a $350 transaction fee for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of each Trust Series but rather at market prices quoted on such exchange.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with U.S. GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each Trust Series is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

The Trust financial statements included its respective series of funds financial statements including USCI, CPER and XBET through December 31, 2020. The Trust financial statements included its respective series of funds financial statements including USCI, CPER, USAG, UCCO and XBET through December 31, 2020. For reporting commencing with the December 31, 2020 reporting period, and in conjunction with the liquidation of USAG on September 12, 2018 and the withdrawal of UCCO’s registration on December 19, 2018, the USAG and UCCO financial statements have not been included, but are included in the overall Trust financial statements for the applicable reporting periods.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. Each Trust Series earns income on funds held at the custodian or a futures commission merchant (“FCM”) at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with U.S. GAAP, each Trust Series is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Trust Series files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2017. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2020 for any Trust Series.

Creations and Redemptions

Effective as of May 1, 2012, Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets for USCI and CPER only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed.

Each Trust Series receives or pays the proceeds from shares sold or redeemed within two business days after the trade date of the purchase or redemption. The amounts due from Authorized Participants are reflected in each Trust Series’ statements of financial condition as receivable for shares sold and amounts payable to Authorized Participants upon redemption are reflected as payable for shares redeemed.

Authorized Participants pay each Trust Series a $350 transaction fee for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the shareholders of each Trust Series in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Calculation of Per Share NAV

Each Trust Series’ per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of shares outstanding. Each Trust Series uses the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of each Trust Series using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2020, USCF held 5 shares of USCI and 40 shares of CPER.

Offering Costs

Offering costs incurred in connection with the registration of shares prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional shares after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the Trust Series after the commencement of an offering are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassification

Certain amounts in the accompanying financial statements were reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 - TRUST SERIES

In connection with the execution of the First Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of shares, USCF received 20 Sponsor Shares of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the SEC for its registration of 50,000,000 shares on Form S-1 with the SEC. On August 10, 2010, USCI listed its shares on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per share NAV by setting the price at $50.00 and issued 100,000 shares in exchange for $5,000,000 on August 10, 2010. USCI also commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Participant at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Participant repurchased the shares comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Shares of USCI and, on September 19, 2011, USCF purchased 5 shares of USCI in the open market.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, USAG and CPER were designated as additional series of the Trust. USCF and the Trustee entered into the Fourth Amended and Restated Declaration of Trust and Trust Agreement effective as of December 15, 2017. Following the designation of USAG and CPER as additional series, USCF made an initial capital contribution of $3,000 to the Trust. On November 10, 2010, the Trust transferred $1,000 to each of USAG and CPER, which was deemed a capital contribution to each series. On November 14, 2011, USCF received 40 Sponsor Shares of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Shares of CPER and purchased 40 shares of CPER in the open market. On April 13, 2012, USCF received 40 Sponsor Shares of USAG in exchange for the previously received capital contribution, representing a beneficial interest in USAG. On June 28, 2012, USCF redeemed the 40 Sponsor Shares of USAG and on October 3, 2012, purchased 5 shares of USAG on the open market. On September 7, 2018 all Sponsor Shares of USAG were redeemed and USAG discontinued trading and subsequently liquidated and distributed all proceeds to shareholders, as discussed above. In addition, USCF Canadian Crude Oil Index Fund (“UCCO”) was designated a series on June 1, 2016 and the USCF Crescent Crypto Index Fund (“XBET”) was designated as a series on May 7, 2019.

A registration statement that had been previously filed for XBET was withdrawn on June 25, 2020. On March 31, 2018, USCF contributed $1,000 to UCCO, which was deemed an initial capital contribution to the series, and has since been redeemed. UCCO never commenced operations and was terminated as a series on May 8, 2019. Further, on May 8, 2019, USCF contributed $1,000 to XBET in exchange for 20 Sponsor Shares of the series, which was deemed an initial capital contribution to the series. As of June 25, 2020 the Fund had withdrawn its registration.

CPER and USAG received notice of effectiveness from the SEC for its registration of 30,000,000 CPER shares and 20,000,000 USAG shares on September 6, 2011. The order to permit listing CPER and USAG on the NYSE Arca was received on October 20, 2011. On November 15, 2011, CPER listed its shares on the NYSE Arca under the ticker symbol “CPER.” CPER established its initial per share NAV by setting the price at $25 and issued 100,000 shares to the initial Authorized Participant, Merrill Lynch Professional Clearing Corp., in exchange for $2,500,000 in cash on November 15, 2011. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket. As discussed above, USAG liquidated on September 12, 2018 and distributed cash pro rata to all remaining shareholders.

USCI’s Investment Objective

The investment objective of USCI is for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect the daily changes in percentage terms of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), less USCI’s expenses.

USCI seeks to achieve its investment objective by investing so that the average daily percentage change in USCI’s NAV for any period of 30 successive valuation days will be within plus/minus 10 percent (10%) of the average daily percentage change in the price of the SDCI over the same period.

The SDCI is designed to reflect the performance of a diversified group of commodities. The SDCI is owned and maintained by SummerHaven Index Management, LLC (“SHIM”) and is calculated and published by Bloomberg L.P. Futures contracts for the commodities comprising the SDCI are traded on the New York Mercantile Exchange (“NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), and Commodity Exchange, Inc. (“COMEX” together with the NYMEX, ICE Futures, CBOT, CME, LME and COMEX, the “Futures Exchanges”) and are collectively referred to herein as “Futures Contracts.” The Futures Contracts that at any given time make up the SDCI are referred to herein as “Benchmark Component Futures Contracts.” The relative weighting of the Benchmark Component Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Futures Contracts developed by SHIM.

USCI seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, USCI will invest next in other Futures Contracts based on the same commodity as the futures contracts subject to such regulatory constraints or market conditions, and finally, to a lesser extent, in other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Futures Contracts if one or more other Futures Contracts is not available. When USCI has invested to the fullest extent possible in exchange-traded futures contracts, USCI may then invest in other contracts and instruments based on the Benchmark Component Futures Contracts, other Futures Contracts or the commodities included in the SDCI, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Futures Contracts and other contracts and instruments based on the Benchmark Component Futures Contracts are collectively referred to as “Other Commodity-Related Investments,” and together with Benchmark Component Futures Contracts and other Futures Contracts, “Commodity Interests.”

USCI seeks to achieve its investment objective by investing so that the average daily percentage change in USCI’s NAV for any period of 30 successive valuation days will be within plus/minus 10 percent (10%) of the average daily percentage change in the price of the SDCI over the same period. USCF believes that the market arbitrage opportunities will cause the daily changes in USCI’s share price on the NYSE Arca on a percentage basis to closely track the daily changes in USCI’s per share NAV on a percentage basis. USCF believes that the net effect of this expected relationship and the expected relationship described above between USCI’s per share NAV and the SDCI will be that the daily changes in the price of USCI’s shares on the NYSE Arca on a percentage basis will closely track the daily changes in the SDCI on a percentage basis, less USCI’s expenses. While USCI is composed of Benchmark Component Futures Contracts and is therefore a measure of the prices of the corresponding commodities comprising the SDCI for future delivery, there is nonetheless expected to be a reasonable degree of correlation between the SDCI and the cash or spot prices of the commodities underlying the Benchmark Component Futures Contracts.

Investors should be aware that USCI’s investment objective is not for its NAV or market price of shares to equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Futures Contracts or the prices of any particular group of futures contracts. USCI will not seek to achieve its stated investment objective over a period of time greater than one day. This is because natural market forces called contango and backwardation have impacted the total return on an investment in USCI’s shares during the past year relative to a hypothetical direct investment in the various commodities and, in the future, it is likely that the relationship between the market price of USCI’s shares and changes in the spot prices of the underlying commodities will continue to be so impacted by contango and backwardation. (It is important to note that the disclosure above ignores the potential costs associated with physically owning and storing the commodities, which could be substantial.)

USCI’s shares began trading on August 10, 2010. As of December 31, 2020, USCI held 599 Futures Contracts on the NYMEX, held 792 Futures Contracts on the ICE Futures, held 915 Futures Contracts on the CBOT, did not hold any Futures Contracts on the CME, held 621 Futures Contracts on the LME and held 187 Futures Contracts on the COMEX, totaling 3,114 futures contracts.

CPER’s Investment Objective

The investment objective of CPER is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Copper Index Total ReturnSM (the “SCI”), plus interest earned on CPER’s collateral holdings, less CPER’s expenses. CPER seeks to achieve its investment objective by investing so that the average daily percentage change in CPER’s NAV for any period of 30 successive valuation days will be within plus/minus 10 percent (10%) of the average daily percentage change in the price of the Benchmark Component Copper Futures Contracts over the same period.

The SCI is designed to reflect the performance of the investment returns from a portfolio of copper futures contracts on the Commodity Exchange, Inc. exchange (“COMEX”). The SCI is owned and maintained by SummerHaven Index Management, LLC (“SHIM”) and calculated and published by the NYSE Arca. The SCI is comprised of either one or three Eligible Copper Futures Contracts that are selected on a monthly basis based on quantitative formulas relating to the prices of the Eligible Copper Futures Contracts developed by SHIM. The Eligible Copper Futures Contracts that at any given time make up the SCI are referred to herein as “Benchmark Component Copper Futures Contracts.”

CPER seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Copper Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, CPER will invest next in other Eligible Copper Futures Contracts based on the same copper as the futures contracts subject to such regulatory constraints or market conditions, and finally to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts if one or more other Eligible Copper Futures Contracts is not available. When CPER has invested to the fullest extent possible in exchange-traded futures contracts, CPER may then invest in other contracts and instruments based on the Benchmark Component Copper Futures Contracts, other Eligible Copper Futures Contracts or other items based on copper, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts and other contracts and instruments based on the Benchmark Component Copper Futures Contracts, are collectively referred to collectively as “Other Copper-Related Investments,” and together with Benchmark Component Copper Futures Contracts and other Eligible Copper Futures Contracts, “Copper Interests.”

CPER seeks to achieve its investment objective by investing so that the average daily percentage change in CPER’s NAV for any period of 30 successive valuation days will be within plus/minus 10 percent (10%) of the average daily percentage change in the price of the Benchmark Component Copper Futures Contracts over the same period. USCF believes that market arbitrage opportunities will cause daily changes in CPER’s share price on the NYSE Arca on a percentage basis, to closely track the daily changes in CPER’s per share NAV on a percentage basis. USCF believes that the net effect of this expected relationship and the expected relationship described above between CPER’s per share NAV and the SCI will be that the daily changes in the price of CPER’s shares on the NYSE Arca on a percentage basis will closely track the daily changes in the SCI on a percentage basis, less CPER’s expenses. While CPER is composed of Benchmark Component Copper Futures Contracts and is therefore a measure of the prices of the corresponding commodities comprising the SCI for future delivery, there is nonetheless expected to be a reasonable degree of correlation between the SCI and the cash or spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts.

Investors should be aware that CPER’s investment objective is not for its NAV or market price of shares to equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts or the prices of any particular group of futures contracts. CPER will not seek to achieve its stated investment objective over a period of time greater than one day.  This is because natural market forces called contango and backwardation have impacted the total return on an investment in CPER’s shares during the past year relative to a hypothetical direct investment in various commodities and, in the future, it is likely that the relationship between the market price of CPER’s shares and changes in the spot prices of the underlying commodities will continue to be so impacted by contango and backwardation. (It is important to note that the disclosure above ignores the potential costs associated with physically owning and storing the commodities, which could be substantial.). CPER’s shares began trading on November 15, 2011. As of December 31, 2020, CPER held 741 Futures Contracts on the COMEX.

Other Defined Terms – Trust Series

The SDCI and the SCI are referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices.”

Benchmark Component Futures Contracts and Benchmark Component Copper Futures Contracts are referred to throughout these Notes to Financial Statements collectively as “Applicable Benchmark Component Futures Contracts.”

Other Commodity-Related Investments and Other Copper-Related Investments are referred to throughout these Notes to Financial Statements collectively as “Other Related Investments.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. In addition, SummerHaven is registered as an investment adviser under the Investment Advisers Act of 1940 with the SEC. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 — FEES PAID BY EACH TRUST SERIES AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such Trust Series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. For these services, each of USCI and CPER is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.95% per annum of average daily total net assets. Effective January 1, 2016, USCF permanently lowered the management fee to 0.80% (80 basis points) per annum of average daily total net assets for USCI and 0.65% (65 basis points) per annum of average daily total net assets for CPER.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,300.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays the costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. During the year ended December 31, 2020, 2019 and 2018, none of the Trust Series incurred any registration fees or other offering expenses.

Independent Directors’ and Officers’ Expenses

Each Trust Series is responsible for paying its portion of the directors’ fees and directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. Each Trust Series shares the fees and expenses on a pro rata basis with each other Trust Series and each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ending December 31, 2020 are estimated to be a total of $585,896 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ending December 31, 2020 is estimated to be a total of $48,135 and CPER’s portion of such fees and expenses for the year ending December 31, 2020 is estimated to be a total of $6,874. For the year ended December 31, 2019 , these fees and expenses were $556,951 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2019 was $108,435 and CPER’s portion of such fees and expenses for the year ended December 31, 2019 was $2,320. For the year ended December 31, 2018, these fees and expenses were $521,689 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2018 was $91,761, CPER’s portion of such fees and expenses for the year ended December 31, 2018 was $2,100 and USAG’s portion of such fees and expenses for the year ended December 31, 2018 was $917.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are paid by such Trust Series. These costs are estimated to be $209,660 for the year ending December 31, 2020 for USCI and $75,600 for the year ending December 31, 2020 for CPER. Tax reporting costs fluctuate between years due to the number of shareholders during any given year.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 – Contracts and Agreements below. USCF pays certain expenses normally borne by CPER to the extent that such expenses exceed 0.15% (15 basis points) of CPER’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods. For the year ended December 31, 2020, USCF waived $58,202 of expenses for CPER. This voluntary expense waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 5 – Contracts and Agreements below.

NOTE 5 — CONTRACTS AND AGREEMENTS

Marketing Agent Agreement

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of USCF for distribution-related services exceed 10% of the gross proceeds of each Trust Series’ offering.

The above fee does not include website construction and development, which are also borne by USCF.

Custody, Transfer Agency and Fund Administration and Accounting Services Agreements

USCF engaged The Bank of New York Mellon, a New York corporation authorized to do a banking business (“BNY Mellon”), to provide USO and each of the Related Public Funds with certain custodial, administrative and accounting, and transfer agency services, pursuant to the following agreements with BNY Mellon dated as of March 20, 2020 (together, the “BNY Mellon Agreements”), which were effective as of April 1, 2020: (i) a Custody Agreement; (ii) a Fund Administration and Accounting Agreement; and (iii) a Transfer Agency and Service Agreement.  USCF pays the fees of BNY Mellon for its services under the BNY Mellon Agreements and such fees are determined by the parties from time to time.

Brown Brothers Harriman and Co. (“BBH&Co.”) previously served as the Administrator, Custodian, Transfer Agent and Fund Accounting Agent for USO and the Related Public Funds prior to BNY Mellon commencing such services on April 1, 2020. Certain fund accounting and fund administration services rendered by BBH&Co. to USO and the Related Public Funds terminated on May 31, 2020 to allow for the transition to BNY Mellon.

Brokerage and Futures Commission Merchant Agreements

On July 7, 2014, the Trust on behalf of each Trust Series entered into a Futures and Cleared Swaps Agreement with Wells Fargo Securities, LLC (“WFS”). In addition, the Trust on behalf of each of USCI and CPER entered into a Futures and Cleared Derivatives Transactions Customer Account Agreement with RBC Capital Markets LLC (“RBC”), in June of 2018. Each of RBC and WFS are referred to as a “Futures Commissions Merchant” or “FCM.” Each of the Trust’s FCM agreements require the FCM to provide services to the applicable Trust Series in connection with the purchase and sale of Futures Contracts and Other Related Investments that may be purchased and sold by or through the FCM for the applicable Trust Series’ account. In accordance with each agreement, the FCM charges the applicable Trust Series commissions of approximately $7 to $8 per round-turn trade, including applicable exchange, clearing and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when each Trust Series issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contracts and options on Futures Contracts when each Trust Series redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. Each Trust Series also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Commodity-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

USCI

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
Total commissions accrued to brokers	$130,772	$453,997	$539,884
Total commissions as annualized percentage of average total net assets	0.10%	0.13%	0.09%
Commissions accrued as a result of rebalancing	$123,122	$429,823	$508,021
Percentage of commissions accrued as a result of rebalancing	94.15%	94.68%	94.10%
Commissions accrued as a result of creation and redemption activity	$7,650	$24,174	$31,863
Percentage of commissions accrued as a result of creation and redemption activity	5.85%	5.32%	5.90%

The decrease in total commissions accrued to brokers for the year ended December 31, 2020, compared to the year ended 2019, was due primarily to a lower number of contracts held and traded.

CPER

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
Total commissions accrued to brokers	$6,587	$6,082	$5,181
Total commissions as annualized percentage of average total net assets	0.03%	0.06%	0.04%
Commissions accrued as a result of rebalancing	$4,363	$5,353	$4,205
Percentage of commissions accrued as a result of rebalancing	66.24%	88.01%	81.16%
Commissions accrued as a result of creation and redemption activity	$2,224	$729	$976
Percentage of commissions accrued as a result of creation and redemption activity	33.76%	11.99%	18.84%

The increase in total commissions accrued to brokers for the year ended December 31, 2020, compared to the year ended December 31, 2019, was due primarily to a higher number of contracts held and traded.

SummerHaven Agreements

USCF is party to an Amended and Restated Advisory Agreement, dated as of May 1, 2018, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series, anticipated changes to each Applicable Index and the nature of each Applicable Index’s current or anticipated component securities. For these services, USCF pays SummerHaven a fee based on a percentage of the average total net assets of each Trust Series. Prior to May 1, 2018, for USCI, the fee was equal to the percentage fees paid to USCF minus 0.14%, with that result multiplied by 0.5, minus 0.06% to arrive at the actual fee paid. Prior to May 1, 2018, for CPER, the fee was equal to the percentage fees paid to USCF minus 0.18%, with that result multiplied by 0.5, minus 0.6% to arrive at the actual fee paid. USCF and SummerHaven amended and restated the existing Advisory Agreement effective as of May 1, 2018. As of May 1, 2018, USCF pays SummerHaven an annual fee of $15,000 per each Trust Series as well as an annual fee of 0.06% of the average daily total net assets of each Trust Series.

USCF is also party to an Amended and Restated Licensing Agreement, dated as of May 1, 2018, as amended by that certain Amendment to Amended and Restated Licensing Agreement dated as of September 15, 2020, and as further amended from time to time, with SummerHaven and SHIM, pursuant to which SHIM grants a license to USCF for the use of certain names and marks, including the Applicable Index for each Trust Series in exchange for a fee to be paid by USCF to SHIM. For the year ended December 31, 2019, USCF paid licensing fees to SummerHaven equal to an annual fee of $15,000 per each Trust Series for the, plus an annual fee of 0.06% of the average daily total net assets of each Trust Series. As a result of the amendment and restatement of the Licensing Agreement and Advisory Agreement in May of 2018, the fees required to be paid by USCF to SummerHaven and SHIM in the aggregate have not changed from the aggregate fees paid by USCF under the two agreements prior to the amendment and restatement.

NOTE 6 — FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each Trust Series engages in the trading of futures contracts, options on futures contracts, cleared swaps and OTC swaps (collectively, “derivatives”). As such, each Trust Series is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each Trust Series may enter into futures contracts, options on futures contracts and cleared swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are agreements that are eligible to be cleared by a clearinghouse, e.g., ICE Clear Europe, and provide the efficiencies and benefits that centralized clearing on an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with an FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts, options on futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the futures contracts held by each Trust Series through December 31, 2020 were exchange-traded. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC swaps since, in OTC swaps, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if each Trust Series were to enter into non-exchange traded contracts (including Exchange for Related Position or EFRP), it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each Trust Series has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each Trust Series bears the risk of financial failure by the clearing broker.

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

A Trust Series’ cash and other property, such as Treasuries, deposited with an FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of an FCM could result in the complete loss of a Trust Series’ assets posted with that FCM; however, the majority of each Trust Series’ assets are held in investments in Treasuries, cash and/or cash equivalents with the Trust Series’ custodian and would not be impacted by the insolvency of an FCM. The failure or insolvency of the Trust Series’ custodian, however, could result in a substantial loss of each Trust Series’ assets.

USCF may invest a portion of each Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. Each Trust Series may be exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2020 and December 31, 2019, USCI held investments in money market funds in the amounts of $ 103,316,877 and $19,500,000, respectively. As of December 31, 2020 and December 31, 2019, CPER held investments in money market funds in the amounts of $ 62,332,787 and $620,000, respectively. Each Trust Series also holds cash deposits with its custodian. As of December 31, 2020 and December 31, 2019, USCI held cash deposits and investments in Treasuries in the amounts of $556,131 and $170,813,994, respectively, with the custodian and FCMs. As of December 31, 2020 and December 31, 2019, CPER held cash deposits and investments in Treasuries in the amounts of $778 and $6,478,904, respectively, with the custodian and FCMs. Some or all of these amounts may be subject to loss should the Trust Series’ custodian and/or FCMs cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 - FINANCIAL HIGHLIGHTS

The following table presents per share performance data and other supplemental financial data for the years ended December 31, 2020, 2019 and 2018 for the shareholders. This information has been derived from information presented in the financial statements.

USCI

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018

Per Share Operating Performance:
Net asset value, beginning of year	$36.87	$37.49	$42.48
Total income (loss)	(3.96)	(0.21)	(4.56)
Total expenses	(0.33)	(0.41)	(0.43)
Net increase (decrease) in net asset value	(4.29)	(0.62)	(4.99)
Net asset value, end of year	$32.58	$36.87	$37.49

Total Return	(11.64)%	(1.65)%	(11.75)%

Ratios to Average Net Assets
Total income (loss)	(18.63)%	(1.32)%	(11.33)%
Management fees	0.80%*	0.80%*	0.80%*
Total expenses excluding management fees*	0.30%	0.30%	0.23%
Expense waived*	—%	—%	—%
Net expense excluding management fees	0.30%	0.30%	0.23%
Net income (loss)	(19.73)%	(2.42)%	(12.36)%

*	Effective January 1, 2016, USCF permanently lowered the management fee to 0.80% (80 basis points) per annum of average daily total net assets for USCI.

CPER

	Year ended	Year ended	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018

Per Share Operating Performance:
Net asset value, beginning of year	$17.54	$16.44	$21.05
Total income (loss)	4.33	1.24	(4.46)
Total expenses	(0.15)	(0.14)	(0.15)
Net increase (decrease) in net asset value	4.18	1.10	(4.61)
Net asset value, end of year	$21.72	$17.54	$16.44

Total Return	23.83%	6.69%	(21.90)%

Ratios to Average Net Assets
Total income (loss)	36.77%	3.36%	(24.49)%
Management fees*†	0.65%	0.65%	0.65%
Total expenses excluding management fees	0.43%	0.79%	0.58%
Expense waived*†	(0.28)%	(0.64)%	(0.43)%
Net expense excluding management fees	0.15%	0.15%	0.15%
Net income (loss)	35.97%	2.56%	(25.29)%

*	USCF paid certain expenses on a discretionary basis typically borne by CPER where expenses exceeded 0.15% (15 basis points) of CPER’s NAV, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods.

†	Effective January 1, 2016, USCF permanently lowered the management fee to 0.65% (65 basis points) per annum of average daily total net assets for CPER.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series.

NOTE 8 – QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2020 and 2019.

USCI

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2020	2020	2020	2020
Total Income (Loss)	$(52,796,711)	$2,893,144	$15,600,992	$10,175,334
Total Expenses	444,696	348,824	342,965	287,966
Net Income (Loss)	$(53,241,407)	$2,544,320	$15,258,027	$9,887,368
Net Income (Loss) per Share	$(10.75)	$0.52	$3.09	$2.85

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2019	2019	2019	2019
Total Income (Loss)	$17,519,370	$(18,135,475)	$(10,523,581)	$6,543,450
Total Expenses	1,275,883	1,102,290	833,737	605,786
Net Income (Loss)	$16,243,487	$(19,237,765)	$(11,357,318)	$5,937,664
Net Income (Loss) per Share	$1.32	$(1.83)	$(1.14)	$1.03

CPER

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2020	2020	2020	2020
Total Income (Loss)	$(1,862,486)	$2,244,295	$2,337,223	$4,848,960
Total Expenses	20,508	39,831	66,933	95,587
Expense Waivers	$(4,405)	$(19,204)	$(16,161)	$(18,432)
Net Expenses	16,103	20,627	50,772	77,155
Net Income (Loss)	(1,878,589)	2,223,668	2,286,451	4,771,805
Net Income (Loss) per Share	$(3.58)	$3.03	$1.78	$2.95

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2019	2019	2019	2019
Total Income (Loss)	$1,242,174	$(1,111,271)	$(473,662)	$697,689
Total Expenses	44,938	49,021	30,913	27,169
Expense Waivers	$(21,918)	$(22,353)	$(12,147)	$(11,210)
Net Expenses	23,020	26,668	18,766	15,959
Net Income (Loss)	1,219,154	(1,137,939)	(492,428)	681,730
Net Income (Loss) per Share	$1.92	$(1.37)	$(0.83)	$1.38

NOTE 9 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USCI’s securities at December 31, 2020 using the fair value hierarchy:

At December 31, 2020	Total	Level I	Level II	Level III
Short-Term Investments	$103,316,877	$103,316,877	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	7,053,064	7,053,064	—	—
Foreign Contracts	240,280	240,280	—	—

The following table summarizes the valuation of USCI’s securities at December 31, 2019 using the fair value hierarchy:

At December 31, 2019	Total	Level I	Level II	Level III
Short-Term Investments	$188,989,355	$188,989,355	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(2,381,779)	(2,381,779)	—	—
United States Contracts	4,520,647	4,520,647	—	—

The following table summarizes the valuation of CPER’s securities at December 31, 2020 using the fair value hierarchy:

At December 31, 2020	Total	Level I	Level II	Level III
Short-Term Investments	$62,332,787	$62,332,787	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	4,296,063	4,296,063	—	—

The following table summarizes the valuation of CPER’s securities at December 31, 2019 using the fair value hierarchy:

At December 31, 2019	Total	Level I	Level II	Level III
Short-Term Investments	$7,096,018	$7,096,018	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	346,250	346,250	—	—

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 — Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USCI

	Statements of
	Financial	Fair Value at	Fair Value at
	Condition	December 31,	December 31,
Derivatives not Accounted for as Hedging Instruments	Location	2020	2019
Futures - Commodity Contracts	Assets	$7,293,344	$2,138,868

Fair Value of Derivative Instruments Held by CPER

	Statements of
	Financial	Fair Value at	Fair Value at
	Condition	December 31,	December 31,
Derivatives not Accounted for as Hedging Instruments	Location	2020	2019
Futures - Commodity Contracts	Assets	$4,296,063	$346,250

The Effect of Derivative Instruments on the Statements of Operations of USCI

		For the year ended December 31, 2020		For the year ended December 31, 2019		For the year ended December 31, 2018
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) in Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) in Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(30,357,891)		$(29,144,478)		$(54,710,680)

	Change in unrealized gain (loss) on open positions		$5,154,476		$16,626,852		$(21,360,954)

The Effect of Derivative Instruments on the Statements of Operations of CPER

		For the year ended December 31, 2020		For the year ended December 31, 2019		For the year ended December 31, 2018
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) in Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) in Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$3,547,675		$(1,134,850)		$(1,318,188)

	Change in unrealized gain (loss) on open positions		$3,949,813		$1,249,725		$(1,785,413)

NOTE 10 – RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Trust Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Trust Series has evaluated the implications of certain provisions of the ASU and has determined that there will be no material impacts to the financial statements.

NOTE 11 – SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.